Exhibit 32.2	Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, James A. Lawrence, Executive Vice President, Chief Financial Officer and International of General Mills, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)	the Annual Report on Form 10-K of the Company for the fiscal year ended May 29, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 28, 2005

James A. Lawrence
Executive Vice President,
Chief Financial Officer and International